UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2010

Semi-Annual Repor t

Legg Mason

ClearBridge

Equity

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Equity Fund

Fund objectives

The Fund seeks growth and conservation of capital. Income is a secondary investment objective.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Equity Fund. There was no change in the Fund’s investment objectives or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Equity Fund for the six-month reporting period ended April 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

Legg Mason ClearBridge Equity Fund	III

Investment commentary

Economic review

Economic conditions in the U.S. largely improved during the six-month reporting period ended April 30, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the preliminary estimate for GDP growth was a solid 3.0%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.5% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded nine consecutive months and April 2010’s PMI reading of 60.4 was the highest since July 2004. The gains in the manufacturing sector were broad-based, as seventeen of the eighteen industries tracked by the Institute for Supply Management grew in April.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 290,000 jobs in April, the largest monthly gain since March 2006. In addition, the Labor Department upwardly revised its new jobs data for the months of February and March 2010. Based on these revisions, an average of 143,000 new jobs a month was created during the first four months of 2010. However, the unemployment rate unexpectedly rose to 9.9% in April compared to 9.7% in March. This appeared to be due to more people looking to re-enter the workforce following the prolonged economic downturn.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 7.0% and 7.6% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. On the downside, there continued to be a large inventory of unsold homes. At the end of April 2010, there was an 8.4 month supply of unsold homes, versus an 8.1 month supply the prior month. In addition, based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices fell for the sixth consecutive month in March 2010. However, U.S. home prices rose a modest 2% in the first quarter of 2010 versus the prior year.

Financial market overview

The financial markets were largely characterized by healthy investor risk appetite and solid results by the stock market during the six months ended April 30, 2010.

In the U.S. equity market, stock prices, as measured by the S&P 500 Indexiv (the “Index”), rose during five of the six months of the reporting period. There were a number of factors contributing to the continued strong performance in the stock market, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)v.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010, the economy was “far from being out of the woods.” At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds ratevi at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion mortgage securities pur-

IV	Legg Mason ClearBridge Equity Fund

Investment commentary (cont’d)

chase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Equity market review

After rising during six of the seven months that preceded the reporting period, the Index continued its ascent during much of the six months covered by this report. U.S. equities generated solid results for the six months ended April 30, 2010 as a whole, with the Index returning 15.66%.

The Index declined 1.86% in October 2009, prior to the start of the reporting period. Stock prices fell during the month given concerns over the sustainability of the economic recovery. However, the market’s step backward was short lived as it then gained 6.00% and 1.93% in November and December, respectively. The market’s rise was the result of renewed optimism regarding the economy and better-than-expected corporate profits. Stock prices then fell 3.60% in January 2010 due to some mixed economic data, as well as concerns regarding whether Bernanke would be confirmed for a second term and potential new regulations and taxes levied on the banking industry.

The U.S. stock market then showed its resiliency during the second half of the reporting period. Market volatility increased due to mounting concerns regarding the debt crisis in Greece and uncertainties surrounding new financial reforms. Despite these headwinds, the Index posted positive returns during each of the last three months of the period. Relief that Bernanke was confirmed, the Fed’s repeated statements that it would keep short-term interest rates low, and expectations for improving corporate profits buoyed the market.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns, with the Russell 2000 Indexvii returning 28.17% for the six-month reporting period. In contrast, the Russell Midcap Indexviii and the large-cap Russell 1000 Index ix rose 24.93% and 16.77%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 16.50% and 18.79%, respectively.

Performance review

For the six months ended April 30, 2010, Class A shares of Legg Mason ClearBridge Equity Fund, excluding sales charges, returned 16.40%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 15.66% over the same time frame. The Lipper Large-Cap Core Funds Category Average1 returned 14.38% for the same period.

Performance Snapshot as of April 30, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason ClearBridge Equity Fund:
Class A	16.40%
Class I	16.41%
Class O	16.60%
S&P 500 Index	15.66%
Lipper Large-Cap Core Funds Category Average	14.38%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance of Class C shares is not shown because this share class was not outstanding for a full six months.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class A, Class I and Class O shares were 1.21%, 0.88% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.25% for Class A shares, 0.95% for Class I shares and 0.95% for Class O shares. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 980 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Equity Fund	V

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

RISKS: Stock prices are subject to market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in foreign securities which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Lower-rated, higher-yielding securities are subject to greater credit risk, including the risk of default, than higher-rated obligations. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2010 and October 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2009 and held for the six months ended April 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	16.40%	$1,000.00	$1,164.00	1.15%	$6.17
Class C4,5	4.14	1,000.00	1,041.40	1.84	5.87
Class I	16.41	1,000.00	1,164.10	0.91	4.88
Class O	16.60	1,000.00	1,166.00	0.74	3.97

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,019.09	1.15%	$5.76
Class C	5.00	1,000.00	1,010.86	1.84	9.20
Class I	5.00	1,000.00	1,020.28	0.91	4.56
Class O	5.00	1,000.00	1,021.12	0.74	3.71
[1]	For the six months ended April 30, 2010, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (114), then divided by 365.

[5]	For the period January 6, 2010 to April 30, 2010.

Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2010

Legg Mason ClearBridge Equity Fund

Security	Shares	Value
Common Stocks — 98.5%
Consumer Discretionary — 9.5%
Household Durables — 3.3%
Newell Rubbermaid Inc.	340,350	$5,809,775
Toll Brothers Inc.	520,590	11,749,716	*
Total Household Durables		17,559,491
Media — 3.4%
News Corp., Class B Shares	598,780	10,652,296
Walt Disney Co.	208,380	7,676,719
Total Media		18,329,015
Specialty Retail — 2.8%
Staples Inc.	637,414	14,998,352
Total Consumer Discretionary		50,886,858
Consumer Staples — 12.1%
Beverages — 2.2%
PepsiCo Inc.	182,330	11,891,563
Food & Staples Retailing — 2.0%
Wal-Mart Stores Inc.	194,970	10,460,140
Food Products — 3.7%
Kellogg Co.	210,080	11,541,795
McCormick & Co. Inc., Non Voting Shares	210,790	8,340,960
Total Food Products		19,882,755
Household Products — 2.3%
Kimberly-Clark Corp.	39,160	2,398,942
Procter & Gamble Co.	160,320	9,965,491
Total Household Products		12,364,433
Tobacco — 1.9%
Philip Morris International Inc.	204,950	10,058,946
Total Consumer Staples		64,657,837
Energy — 9.8%
Energy Equipment & Services — 3.5%
Diamond Offshore Drilling Inc.	74,510	5,893,741
Halliburton Co.	204,010	6,252,907
National-Oilwell Varco Inc.	145,870	6,422,656
Total Energy Equipment & Services		18,569,304
Oil, Gas & Consumable Fuels — 6.3%
Exxon Mobil Corp.	193,780	13,147,973
Newfield Exploration Co.	144,940	8,434,058	*
Petroleo Brasileiro SA, ADR	134,990	5,727,626
Total SA, ADR	122,060	6,637,623
Total Oil, Gas & Consumable Fuels		33,947,280
Total Energy		52,516,584
Financials — 13.2%
Capital Markets — 1.2%
Charles Schwab Corp.	341,720	6,591,779
Commercial Banks — 3.9%
Wells Fargo & Co.	630,740	20,883,801

See Notes to Financial Statements.

4	Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason ClearBridge Equity Fund

Security	Shares	Value
Consumer Finance — 1.2%
American Express Co.	142,300	$6,562,876
Diversified Financial Services — 5.8%
Bank of America Corp.	700,700	12,493,481
JPMorgan Chase & Co.	304,320	12,957,945
Moody’s Corp.	230,180	5,690,050
Total Diversified Financial Services		31,141,476
Insurance — 1.1%
Berkshire Hathaway Inc., Class A Shares	48	5,535,600	*
Total Financials		70,715,532
Health Care — 11.4%
Biotechnology — 1.6%
Celgene Corp.	135,890	8,418,386	*
Health Care Equipment & Supplies — 1.4%
Edwards Lifesciences Corp.	72,900	7,514,532	*
Health Care Providers & Services — 1.8%
AmerisourceBergen Corp.	307,390	9,482,981
Pharmaceuticals — 6.6%
Abbott Laboratories	157,150	8,039,794
Bristol-Myers Squibb Co.	302,580	7,652,248
Johnson & Johnson	145,180	9,335,074
Novartis AG, ADR	205,180	10,433,403
Total Pharmaceuticals		35,460,519
Total Health Care		60,876,418
Industrials — 14.2%
Aerospace & Defense — 3.6%
Boeing Co.	75,070	5,437,320
Honeywell International Inc.	114,890	5,453,828
Orbital Sciences Corp.	450,140	8,273,573	*
Total Aerospace & Defense		19,164,721
Air Freight & Logistics — 0.8%
United Parcel Service Inc., Class B Shares	64,440	4,455,382
Building Products — 2.8%
Masco Corp.	933,940	15,157,846
Electrical Equipment — 1.6%
First Solar Inc.	60,770	8,723,533	*
Industrial Conglomerates — 2.6%
General Electric Co.	726,360	13,699,150
Machinery — 1.1%
Eaton Corp.	73,960	5,706,754
Professional Services — 0.1%
Verisk Analytics Inc., Class A Shares	20,890	585,338	*
Road & Rail — 1.6%
Norfolk Southern Corp.	138,690	8,228,478
Total Industrials		75,721,202

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report	5

Legg Mason ClearBridge Equity Fund

Security	Shares	Value
Information Technology — 19.5%
Communications Equipment — 3.5%
Corning Inc.	525,760	$10,120,880
Juniper Networks Inc.	297,000	8,437,770	*
Total Communications Equipment		18,558,650
Computers & Peripherals — 4.4%
Apple Inc.	70,930	18,521,241	*
Hewlett-Packard Co.	97,680	5,076,430
Total Computers & Peripherals		23,597,671
Electronic Equipment, Instruments & Components — 2.3%
Dolby Laboratories Inc., Class A Shares	177,090	12,169,625	*
Internet Software & Services — 1.1%
Google Inc., Class A Shares	11,460	6,021,542	*
IT Services — 0.8%
Visa Inc., Class A Shares	49,060	4,426,684
Semiconductors & Semiconductor Equipment — 2.9%
ASML Holding NV, New York Registered Shares	305,001	9,961,332
Texas Instruments Inc.	202,770	5,274,048
Total Semiconductors & Semiconductor Equipment		15,235,380
Software — 4.5%
Autodesk Inc.	232,650	7,912,427	*
Microsoft Corp.	530,598	16,204,463
Total Software		24,116,890
Total Information Technology		104,126,442
Materials — 6.1%
Chemicals — 2.3%
Air Products & Chemicals Inc.	89,470	6,869,507
Monsanto Co.	81,250	5,123,625
Total Chemicals		11,993,132
Metals & Mining — 2.5%
Freeport-McMoRan Copper & Gold Inc., Class B Shares	34,050	2,571,796
Newmont Mining Corp.	194,210	10,891,297
Total Metals & Mining		13,463,093
Paper & Forest Products — 1.3%
International Paper Co.	262,010	7,006,147
Total Materials		32,462,372
Telecommunication Services — 1.4%
Diversified Telecommunication Services — 0.7%
Verizon Communications Inc.	128,590	3,714,965
Wireless Telecommunication Services — 0.7%
American Tower Corp., Class A Shares	98,170	4,006,318	*
Total Telecommunication Services		7,721,283
Utilities — 1.3%
Electric Utilities — 1.3%
Exelon Corp.	160,980	7,017,118
Total Investments before Short-Term Investment (Cost — $410,379,841)		526,701,646

See Notes to Financial Statements.

6	Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason ClearBridge Equity Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investment — 1.5%
Repurchase Agreement — 1.5%
Interest in $450,000,000 joint tri-party repurchase agreement dated 4/30/10 with RBS Securities Inc.; Proceeds at maturity — $8,158,129; (Fully collateralized by various U.S. government obligations, 1.000% to 2.500% due 7/31/11 to 3/31/13; Market value — $8,321,166) (Cost — $8,158,000)	0.190%	5/3/10	$8,158,000	$8,158,000
Total Investments — 100.0% (Cost — $418,537,841#)				534,859,646
Liabilities in Excess of Other Assets — 0.0%				(45,016)
Total Net Assets — 100.0%				$534,814,630

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

April 30, 2010

Assets:
Investments, at value (Cost — $418,537,841)	$534,859,646
Cash	726
Dividends and interest receivable	820,798
Receivable for Fund shares sold	1,999
Prepaid expenses	33,626
Total Assets	535,716,795

Liabilities:
Payable for Fund shares repurchased	513,411
Investment management fee payable	271,861
Trustees’ fees payable	12,776
Distribution fees payable	239
Accrued expenses	103,878
Total Liabilities	902,165
Total Net Assets	$534,814,630

Net Assets:
Par value (Note 7)	$448
Paid-in capital in excess of par value	461,558,908
Undistributed net investment income	205,451
Accumulated net realized loss on investments	(43,271,982)
Net unrealized appreciation on investments	116,321,805
Total Net Assets	$534,814,630

Shares Outstanding:
Class A	32,028
Class C	2,408
Class I	57,166
Class O	44,714,006

Net Asset Value:
Class A (and redemption price)	$11.98
Class C*	$11.97
Class I (and redemption price)	$12.00
Class O (and redemption price)	$11.94
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.71

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8	Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2010

Investment Income:
Dividends	$5,046,880
Interest	2,719
Less: Foreign taxes withheld	(132,812)
Total Investment Income	4,916,787

Expenses:
Investment management fee (Note 2)	1,572,479
Transfer agent fees (Note 5)	195,611
Shareholder reports	35,423
Registration fees	31,804
Legal fees	25,304
Trustees’ fees	22,917
Audit and tax	14,589
Insurance	5,355
Custody fees	1,969
Distribution fees (Notes 2 and 5)	443
Miscellaneous expenses	3,962
Total Expenses	1,909,856
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(10)
Net Expenses	1,909,846
Net Investment Income	3,006,941

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net realized gain from investment transactions	4,663,041
Change in net unrealized appreciation from investment transactions	71,084,063
Net Gain on Investments	75,747,104
Increase in Net Assets from Operations	$78,754,045

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report	9

Statements of changes in net assets

For the Six Months Ended April 30, 2010 (unaudited), the Period Ended October 31, 2009 and the Year Ended December 31, 2008	2010	2009†	2008

Operations:
Net investment income	$3,006,941	$5,131,336	$7,444,814
Net realized gain (loss)	4,663,041	(34,637,590)	(8,659,082)
Change in net unrealized appreciation/depreciation	71,084,063	94,964,558	(263,239,435)
Increase (Decrease) in Net Assets From Operations	78,754,045	65,458,304	(264,453,703)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,072,910)	(5,724,661)	(6,585,624)
Net realized gains	—	—	(20,791,979)
Decrease in Net Assets From Distributions to Shareholders	(3,072,910)	(5,724,661)	(27,377,603)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	624,761	864,044	2,734,747
Reinvestment of distributions	2,094,005	3,597,726	16,977,332
Cost of shares repurchased	(28,701,429)	(37,636,746)	(76,365,810)
Decrease in Net Assets From Fund Share Transactions	(25,982,663)	(33,174,976)	(56,653,731)
Increase (Decrease) in Net Assets	49,698,472	26,558,667	(348,485,037)

Net Assets:
Beginning of period	485,116,158	458,557,491	807,042,528
End of period*	$534,814,630	$485,116,158	$458,557,491
* Includes undistributed net investment income of:	$205,451	$271,420	$864,745

†	For the period January 1, 2009 through October 31, 2009.

See Notes to Financial Statements.

10	Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2010[2]	2009[3]	2008[4]	2007[4]	2006[5,6]

Net asset value, beginning of period	$10.33	$ 9.08	$14.54	$15.59	$15.71

Income (loss) from operations:
Net investment income (loss)	0.04	0.08	0.11	0.12	(0.00)	[7]
Net realized and unrealized gain (loss)	1.65	1.26	(5.08)	1.14	(0.07)
Total income (loss) from operations	1.69	1.34	(4.97)	1.26	(0.07)

Less distributions from:
Net investment income	(0.04)	(0.09)	(0.10)	(0.13)	—
Net realized gains	—	—	(0.39)	(2.18)	(0.05)
Total distributions	(0.04)	(0.09)	(0.49)	(2.31)	(0.05)

Net asset value, end of period	$11.98	$10.33	$9.08	$14.54	$15.59
Total return[8]	16.40%	14.96%	(35.17)%	8.04%	(0.46)%

Net assets, end of period (000s)	$384	$244	$205	$497	$11

Ratios to average net assets:
Gross expenses	1.15%[9]	1.21%[9]	1.07%	0.98%	0.64%[9,10]
Net expenses	1.15 [9,11]	1.17 [9,11,12]	1.07 [13]	0.98	0.64	[9,10]
Net investment income (loss)	0.74 [9]	0.99 [9]	0.80	0.76	(0.62)	[9]

Portfolio turnover rate	12%	31%	39%	32%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	For the period December 28, 2006 (inception date) to December 31, 2006.

[6]	Represents a share of capital stock outstanding prior to April 16, 2007.

[7]	Amount represents less than $0.01 per share.

[8]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60%.

[11]

As the result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.25%.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report	11

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2009[3]		2009[4]	2008[5]

Net asset value, beginning of period	$11.50	$10.33		$ 9.09	$13.85

Income (loss) from operations:
Net investment income (loss)	(0.00) [6]	(0.00)	[6]	0.02	0.02
Net realized and unrealized gain (loss)	0.48	0.13		1.27	(4.38)
Total income (loss) from operations	0.48	0.13		1.29	(4.36)

Less distributions from:
Net investment income	(0.01)	—		(0.05)	(0.01)
Net realized gains	—	—		—	(0.39)
Total distributions	(0.01)	—		(0.05)	(0.40)

Net asset value, end of period	$11.97	$10.46		$10.33	$9.09
Total return[7]	4.14%	1.26%		14.36%	(32.40)%

Net assets, end of period (000s)	$29	$76		$75	$65

Ratios to average net assets:
Gross expenses[8]	1.84%	2.47%		1.91%	1.75%
Net expenses[8]	1.84 [9]	1.98	[9,10]	1.86 [9,10]	1.75 [11]
Net investment income (loss)[8]	(0.13)	(1.98)		0.27	0.28

Portfolio turnover rate	12%	—		31%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 6, 2010 to April 30, 2010 (unaudited).

[3]	For the period November 1, 2009 through November 3, 2009 (unaudited).

[4]	For the period January 1, 2009 through October 31, 2009.

[5]	For the period April 30, 2008 (inception date) to December 31, 2008.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

As the result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.00%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

12	Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2009[3]	2008[4]

Net asset value, beginning of period	$10.36	$ 9.10	$13.85

Income (loss) from operations:
Net investment income	0.06	0.10	0.10
Net realized and unrealized gain (loss)	1.64	1.28	(4.39)
Total income (loss) from operations	1.70	1.38	(4.29)

Less distributions from:
Net investment income	(0.06)	(0.12)	(0.07)
Net realized gains	—	—	(0.39)
Total distributions	(0.06)	(0.12)	(0.46)

Net asset value, end of period	$12.00	$10.36	$9.10
Total return[5]	16.41%	15.37%	(31.92)%

Net assets, end of period (000s)	$686	$638	$477

Ratios to average net assets:
Gross expenses[6]	0.92%	0.88%	0.72%
Net expenses[6]	0.91 [7,8]	0.82 [7,8]	0.72 [9]
Net investment income[6]	0.99	1.25	1.29

Portfolio turnover rate	12%	31%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the period April 30, 2008 (inception date) to December 31, 2008.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As the result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.95%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class O Shares[1]	2010[2,3]	2009[3,4]	2008[3,5]	2007[3,5]	2006[3,5,6]	2005[5,6]	2004[5,6]

Net asset value, beginning of period	$10.30	$9.04	$14.49	$15.53	$15.61	$15.16	$14.04

Income (loss) from operations:
Net investment income	0.07	0.10	0.14	0.15	0.17	0.15	0.21
Net realized and unrealized gain (loss)	1.64	1.28	(5.08)	1.16	1.91 [7]	0.52	1.04
Total income (loss) from operations	1.71	1.38	(4.94)	1.31	2.08	0.67	1.25

Gain from purchase of treasury stock	—	—	—	—	—	—	0.01

Less distributions from:
Net investment income	(0.07)	(0.12)	(0.12)	(0.17)	(0.18)	(0.22)	(0.14)
Net realized gains	—	—	(0.39)	(2.18)	(1.98)	—	—
Total distributions	(0.07)	(0.12)	(0.51)	(2.35)	(2.16)	(0.22)	(0.14)

Net asset value, end of period	$11.94	$10.30	$9.04	$14.49	$15.53	$15.61	$15.16
Market value, end of year	N/A	N/A	N/A	N/A	15.49 *	15.08	13.00
Total return, based on NAV [8]	16.60%	15.47%	(35.09)%	8.39%	13.49%[7]	4.41%	8.99%
Total return, based on market value	N/A	N/A	N/A	N/A	3.24%[9,10]	17.76%[10]	9.24%[10]

Net assets, end of period (millions)	$534	$484	$458	$807	$964	$1,548	$1,505

Ratios to average net assets:
Gross expenses	0.74%[11]	0.81%[11]	0.78%	0.69%	0.61%[12]	0.58%	0.62%
Net expenses	0.74 [11,13]	0.80 [11,13,14]	0.78 [15]	0.69	0.60 [12,14]	0.58	0.62
Net investment income	1.17 [11]	1.37 [11]	1.14	0.95	1.04	0.97	1.46

Portfolio turnover rate	12%	31%	39%	32%	41%	53%	44%

[1]	Effective June 30, 2006, the Fund was converted to an open-end investment company and the shares of the Fund were designated Class O shares.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	Per share amounts have been calculated using the average shares method.

[4]	For the period January 1, 2009 through October 31, 2009.

[5]	For the year ended December 31.

[6]	Represents a share of capital stock outstanding prior to April 16, 2007.

[7]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without the reimbursement, total return would have been 13.42%. The impact of this reimbursement to net realized and unrealized gain was $0.01 per share.

[8]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	For the period January 1, 2006 to June 30, 2006.

[10]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan and the broker commissions paid to purchase or sell shares is excluded. Past performance is no guarantee of future results.

[11]	Annualized.

[12]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.59%.

[13]

As the result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class O shares will not exceed 0.95%.

[14]	Reflects fee waivers and/or expense reimbursements.

[15]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

*	As of June 30, 2006.

See Notes to Financial Statements.

14	Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Equity Fund (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$526,701,646	—	—	$526,701,646
Short-term investment†	—	$8,158,000	—	8,158,000
Total investments	$526,701,646	$8,158,000	—	$534,859,646

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report	15

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

16	Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund’s total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year periods ended December 31, 2009 and March 31, 2010, the Fund’s performance varied from that of the S&P 500 Index by (0.39)% and (1.24)%, respectively. This resulted in a total decrease of the base management fee of $15,152.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

As the result of an expense limitation agreement between the Fund and LMPFA, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.25% for Class A shares, 2.00% for Class C shares, 0.95% for Class I shares and 0.95% for Class O shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report	17

For the six months ended April 30, 2010, LMPFA waived its fees and/or reimbursed the Fund for expenses amounting to $10.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2010, LMIS and its affiliates did not receive sales charges on the sale of the Fund’s Class A shares. In addition, for the six months ended April 30, 2010, there were no CDSCs paid to LMIS or its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$58,582,868
Sales	86,957,883

At April 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$131,977,076
Gross unrealized depreciation	(15,655,271)
Net unrealized appreciation	$116,321,805

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$371	$345
Class C	72	17
Class I	—	851
Class O	—	194,398
Total	$443	$195,611

18	Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended April 30, 2010, waivers and/or expense reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$10
Total	$10

6. Distributions to shareholders by class

	Six Months Ended April 30, 2010		Period Ended October 31, 2009†	Year Ended December 31, 2008

Net Investment Income:
Class A	$1,235		$2,121	$1,983
Class C	12	*	450	50	**
Class I	3,460		6,324	3,633	**
Class O	3,068,203		5,715,766	6,579,958
Total	$3,072,910		$5,724,661	$6,585,624

Net Realized Gains:
Class A	—		—	$628
Class C	—		—	2,798	**
Class I	—		—	19,153	**
Class O	—		—	20,769,400
Total	—		—	$20,791,979

†	For the period January 1, 2009 through October 31, 2009.

*	For the period January 6, 2010 to April 30, 2010.

**	For the period April 30, 2008 (inception date) to December 31, 2008.

7. Shares of beneficial interest

At April 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2010		Period Ended October 31, 2009†		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount	Shares		Amount

Class A
Shares sold	8,515	$99,634	1,603	$14,281	21,660		$194,112
Shares issued on reinvestment	105	1,217	239	2,100	201		2,451
Shares repurchased	(250)	(2,898)	(781)	(6,400)	(33,430)		(475,882)
Net increase (decrease)	8,370	$97,953	1,061	$9,981	(11,569)		$(279,319)

Class C
Shares sold	2,407	$27,934	1,449	$12,000	7,220	*	$100,000	*
Shares issued on reinvestment	1	12	9	75	—		—
Shares repurchased	(7,220)	(75,523)	(1,458)	(15,532)	—		—
Net increase (decrease)	(4,812)	$(47,577)	—	$(3,457)	7,220	*	$100,000	*

Class I
Shares sold	1,045	$12,674	22,262	$209,319	50,894	*	$720,237	*
Shares issued on reinvestment	298	3,460	657	5,870	1,532	*	19,482	*
Shares repurchased	(5,763)	(64,554)	(13,759)	(125,155)	—		—
Net increase (decrease)	(4,420)	$(48,420)	9,160	$90,034	52,426	*	$739,719	*

Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report	19

	Six Months Ended April 30, 2010		Period Ended October 31, 2009†		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount

Class O
Shares sold	43,556	$484,519	72,271	$628,444	149,940	$1,720,398
Shares issued on reinvestment	180,594	2,089,316	408,956	3,589,681	1,325,907	16,955,399
Shares repurchased	(2,521,860)	(28,558,454)	(4,085,703)	(37,489,659)	(6,510,032)	(75,889,928)
Net decrease	(2,297,710)	$(25,984,619)	(3,604,476)	$(33,271,534)	(5,034,185)	$(57,214,131)

†	For the period January 1, 2009 through October 31, 2009.

*	For the period April 30, 2008 (inception date) to December 31, 2008.

8. Capital loss carryforward

As of October 31, 2009, the Fund had a net capital loss carryforward of approximately $44,142,431, of which $4,694,382 expires in 2016 and $39,448,049 expires in 2017. These amounts will be available to offset any future taxable capital gains.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully

20	Legg Mason ClearBridge Equity Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on the May 31, 2005 settlement order issued against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

Legg Mason ClearBridge Equity Fund	21

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business

22	Legg Mason ClearBridge Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-year period ended June 30, 2009. The Fund performed better than the median for the one-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio manager. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio manager and continue to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 16 retail front-end load large-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load large-cap core funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the

Legg Mason ClearBridge Equity Fund	23

median of management fees paid by the other funds in the Expense Group and lower than the average management fee paid by the funds in the Expense Universe, and that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason ClearBridge

Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Equity Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010093 6/10 SR10-1102

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	July 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	July 1, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	July 1, 2010